UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2005


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

       DELAWARE                     1-6453               95-2095071
       --------                     ------               ----------
       (State of Incorporation)     (Commission          (I.R.S. Employer
                                    File Number)         Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents

                                                                            Page
                                                                            ----

Section 1 - Registrant's Business and Operations
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Item 1.01       Entry into a Material Definitive Agreement                    3

Section 5 - Departure of Directors or Principal Officers; Election
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of Directors; Appointment of Principal Officers
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Item 5.02(c)    Appointment of Principal Officers                             3


Signature                                                                     4


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NATIONAL SEMICONDUCTOR CORPORATION

Item 1.01       Entry into a Material Definitive Agreement

     On May 9, 2005, the Company approved an increase in the annual salary of Donald Macleod to $600,000. The increase is effective May 30, 2005 and is associated with the appointment of Mr. Macleod as President and Chief Operating Officer, which is discussed in Item 5.02(c). Under rules of the Securities and Exchange Commission, salary adjustments for the Company's executive officers constitute material agreements of the Company.

Item 5.02(c)    Appointment of Principal Officers

     On May 11, 2005, the Company announced that it had appointed Donald Macleod President and Chief Operating Officer. Brian L. Halla, who is presently President, Chairman and Chief Executive Officer, will remain Chairman and Chief Executive Officer. The effective date of Mr. Macleod's appointment and the change in Mr. Halla's position is May 30, 2005. The changes were approved by the Board on May 9, 2005.

     Mr. Macleod is presently 56 years old. He joined National in February 1978. He has been Executive Vice President and Chief Operating Officer since April 2001. Prior to that, he had been Executive Vice President, Finance and Chief Financial Officer since June 1995 and had previously held positions as Senior Vice President, Finance and Chief Financial Officer; Vice President, Finance and Chief Financial Officer; Vice President, Financial Projects; Vice President and General Manager, Volume Products - Europe; and Director of Finance and
Management Services - Europe. As an executive officer of the Company, Mr. Macleod serves at the pleasure of the Board of Directors. There is no family relationship between Mr. Macleod and any of the Company's directors and executive officers. There are no transactions between Mr. Macleod and the Company which the Company is required to report in which Mr. Macleod has a direct or indirect material interest.

     The Company does not have a specific employment agreement with Mr. Macleod, since as noted above he serves at the pleasure of the Board of Directors.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATIONAL SEMICONDUCTOR CORPORATION



Dated:  May 11, 2005                 //S// Robert E.  DeBarr
                                     -----------------------
                                     Robert E.  DeBarr
                                     Controller
                                     Signing on behalf of the registrant and
                                     as principal accounting officer